Exhibit 10.1

COMMUNITY FINANCIAL SHARES, INC.

Common Stock

SUBSCRIPTION AGREEMENT

Community Financial Shares, Inc.
357 Roosevelt Road
Glen Ellyn, Illinois 60137

Ladies and Gentlemen:

In connection with the offering by Community Financial Shares, Inc., a Maryland corporation (the “Company”), of shares of common stock, $0.01 par value per share, the undersigned purchaser (the “Purchaser”) hereby makes the representations, warranties, acknowledgments, covenants and agreements set forth below.

1.           Subscription.  The Purchaser hereby tenders this Purchase Agreement (the “Agreement”) and irrevocably and unconditionally agrees to purchase the number of shares of Company common stock indicated on the signature page hereto (the “Shares”) in accordance with the terms and conditions of this Agreement.  Payment, which shall be in the form of (i) a personal, corporate or bank check delivered to the Company or (ii) a wire transfer to Community Bank—Wheaton/Glen Ellyn pursuant to the instructions attached as Appendix A hereto, shall be made within two (2) business days of ________________________, 2013.

2.           Certain Acknowledgments, Covenants and Agreements.  The Purchaser hereby acknowledges, covenants and agrees with and for the benefit of the Company as follows:

(i)    This Agreement is not binding on the Company until the Company accepts it, which acceptance is at the Company’s sole and absolute discretion and will be evidenced by its execution of this Agreement.

(ii)   Except to the extent specifically provided in this Agreement, the Purchaser may not cancel, terminate or revoke this Agreement or any agreements made by the Purchaser hereunder, and this Agreement and any agreements made by the Purchaser hereunder shall survive the Purchaser’s death or disability and shall be binding upon the Purchaser’s heirs, executors, administrators, successors and assigns; provided, however, that the Purchaser shall have no obligation hereunder in the event that this subscription is for any reason rejected or the offering is for any reason canceled.

(iii)   No federal or state agency or administrator has passed upon the Shares or has made any finding or determination as to the fairness of the offering or any recommendation or endorsement of the offering, and neither the Company nor any other person has made any representation to the contrary in connection with the offering.

(iv)           The Shares have not been registered under the Securities Act of 1933 (the “Securities Act”) or the securities or blue sky laws of any state or jurisdiction in reliance upon exemptions therefrom for nonpublic offerings. The Purchaser understands that the Company has not agreed to register the Shares for distribution in accordance with the provisions of the Securities Act or any state securities or blue sky laws, and that the Company has not agreed to comply with any federal or state exemption for the resale of the Shares.  The Company is under no obligation to register the Shares on behalf of the Purchaser or to assist the Purchaser in complying with any exemption from registration.  The Purchaser understands further that any assignment, sale, transfer, exchange, pledge or other disposition of the Shares, in whole or in part, may be made only if registered under the Securities Act or applicable securities or blue sky laws or if, in the opinion of the Company, an exemption from such registration is available.

 (v)           The Purchaser acknowledges that the Company’s common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) and, in making a decision to purchase the Shares, the Purchaser has relied solely on the information in the Company’s filings with the Securities and Exchange Commission (the “SEC”) that are available to any member of the public on the EDGAR database maintained by the SEC at www.sec.gov. The Purchaser also acknowledges that it has been provided with additional nonpublic information regarding the Company by the Company’s management (the “Confidential Information”).  The Purchase acknowledges the confidential nature and competitive value of the Confidential Information and agrees to receive, hold and treat all Confidential Information as secret and confidential, will use all reasonable efforts to safeguard the confidentiality of the Confidential Information, and will not disclose to any person any portion of the Confidential Information. The Purchaser, or the Purchaser’s advisor, has carefully reviewed such information that the Purchaser considers necessary or appropriate to evaluate the merits and risks of a purchase of the Shares, and has had the opportunity to ask questions of and receive answers from representatives of the Company regarding the Company and the Shares.  No representations or warranties have been made to the Purchaser, or anyone acting on the Purchaser’s behalf, by the Company with respect to the proposed business of the Company, the financial condition of the Company and/or the economic or other consequences of an investment in the Company.  Purchaser acknowledges that it is aware of its responsibility under the federal securities laws with respect to purchasing or selling securities of a company about which Purchaser has material nonpublic information and agrees that it will neither use, nor cause any third party to use, any information in contravention of such securities laws or any rules or regulations promulgated thereunder.

(vi)          The Purchaser acknowledges that its right to purchase the Shares from the Company is subject to the non-dilution rights afforded to certain stockholders of the Company (the “Investors”) pursuant to Section 6.01 of  the Securities Purchase Agreement, dated as of November 13, 2012, by and between the Company and the stockholders identified therein (the “Securities Purchase Agreement”), a copy of which has been provided to the Purchaser.  The Purchaser  acknowledges that, as a result of the exercise of non-dilution rights by Investors, the number of Shares that the Company is obligated to sell to the Purchaser  pursuant to this Agreement shall be reduced and that the Purchaser shall remain obligated to purchase the remaining Shares, if any, after such reduction due to the exercise of non-dilution rights by the Investors.  Notwithstanding the foregoing, Purchaser understands that, in the event that any Investor exercises its non-dilution rights under Section 6.01 of the Securities Purchase Agreement, the Company will use commercially reasonable efforts to issue the number of Company securities that would otherwise be issuable to such Investor in a subsequent private placement offering in order to enable the Purchaser to purchase the full number of Shares indicated on the signature page hereto.

3.           Representations and Warranties.  The Purchaser hereby represents and warrants for the benefit of the Company as follows:

(i)           The Purchaser is an “accredited investor,” as that term is defined in the Securities and Exchange Commission’s Regulation D under the Securities Act.

(ii)          The Purchaser is acquiring the Shares for investment, solely for Purchaser’s own account, not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in any Securities so acquired.

(iii)         The Purchaser has made no contract, undertaking, agreement or arrangement, and has no plan to enter into any contract, undertaking, agreement or arrangement, to assign, sell, transfer, exchange, pledge or otherwise dispose of the Shares to any other person or entity.

(iv)          The Purchaser’s overall commitment to investments, including but not limited to the Shares, that are not readily marketable is not disproportionate to the Purchaser’s net worth.

(v)           The Purchaser has the financial means to make the investment, has adequate net worth and means of providing for current needs and personal contingencies, has no need for liquidity in the Purchaser’s investment and can bear the economic risk of the Purchaser’s investment in the Company, including but not limited to the risk of losing the Purchaser’s entire investment.  The Purchaser’s financial condition is such that the Purchaser has no present need and contemplates no future need to dispose of any portion of the Purchaser’s investment in the Company to satisfy any existing or contemplated undertaking, need or indebtedness, and the Purchaser can hold the Shares for an indefinite period of time.

4.           Indemnification.  The Purchaser understands and acknowledges that the Company is relying on the representations, warranties, acknowledgments, covenants and agreements made by the Purchaser in this Agreement. The Purchaser agrees to indemnify and hold harmless the Company, its directors, officers and affiliates, and anyone acting on behalf of the Company, from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) that they may incur by reason of the Purchaser’s failure to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations, warranties, acknowledgments, covenants and agreements made by the Purchaser in this Agreement or in any other document provided by the Purchaser to the Company in connection with the offering of the Shares.

5.           Miscellaneous.

(i)           The Purchaser agrees not to transfer or assign this Agreement, or any interest of the Purchaser herein, and further agrees that the transfer or assignment of the Shares acquired pursuant hereto shall be made only in accordance with this Agreement and all applicable laws.

(ii)          This Agreement constitutes the entire agreement among the parties hereto with respect to the Purchaser’s subscription for the Shares and may be amended only in writing executed by the parties.

(iii)         All representations, warranties, covenants and agreements contained in this Agreement and any further agreements made by the Purchaser hereunder shall survive the acceptance of any subscription by the Company and the issuance of the Shares to the Purchaser.

(iv)          This Agreement shall be construed in accordance with the laws of the State of Illinois, without regard to principles of conflict of laws.

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IN WITNESS WHEREOF, the undersigned has executed and sealed this Subscription Agreement  this _____ day of _______________, 20___.

Name of Purchaser	Street
Name and title of authorized officer (if Purchaser is a business entity)	City State Zip
Signature

	x $1.00	= $
Number of Shares		Total Purchase Price

ACCEPTED BY COMMUNITY FINANCIAL SHARES, INC.:

Signature	Date

Name Title